Hubilu Real Estate Acquisition Company Acquires A Real Estate Company In Los Angeles Including Its Student Housing Property

BEVERLY HILLS, CA—(Globe Newswire – July 16, 2019) - Hubilu Venture Corporation (the “Company”) (OTC PINK: HBUV), a publicly traded real estate consulting, asset management and business acquisition company, which specializes in acquiring student housing income properties and development/business opportunities located near USC and Metro stations within the Los Angeles area, announces that it has acquired a Beverly Hills real estate company, including its real property asset. The company, Elata Investments, LLC, (“Elata”) includes a student housing property located at 1267 West 38th Street, Los Angeles. Management feels that this property fits perfectly into the Company’s key markets, being situated three blocks from USC campus and the Vermont/Exposition LA Metro subway station and in a path of growth area. Also, located three blocks from Exposition Park, home to the LA Memorial Coliseum and Banc of California Stadium, the Natural History Museum, California Science Center, and the new George Lucas Star Wars Museum. The property is only 1.5 miles from LA Live, Staples Center and LA Convention Center and a short metro ride to DTLA, which is now USC student’s new hub for entertainment, night life and shopping.

A photo accompanying this announcement is available at:

David Behrend, CEO, commented on Hubilu’s latest acquisition, “We continue to grow Hubilu at a steady pace, adding more student housing rental properties to our portfolio, which increases our cash flow and the value of Hubilu, elevating stock value and awareness of HBUV.”

About Hubilu Venture Corporation: Based in Beverly Hills, California, Hubilu Venture Corporation, a real estate consulting, asset management and acquisition corporation, is executing on its business plan, which besides consulting to real estate companies, is seeking to acquire student housing real estate and business opportunities in the niche markets of the USC campus area and the expanding urban transportation Metro stations facilitated by the development of the Los Angeles Metro/subway system. Hubilu, inspired by Strategic Growth Through Smart Ventures, which focuses on acquiring high path of growth real estate and business opportunities that it believes are recession proof and have limited downside risk, while offering upside potential in equity appreciation and cash flow.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Federal securities laws, concerning the future performance of our business, its operations and its financial performance and condition and potential selected offerings presented without the context of accompanying financial results. The comments of Mr. Behrend, statements regarding the acquisition of property and the characteristics of its wholly owned property are examples of forward-looking statements. A number of factors could cause Hubilu Venture Corporation’s actual results, performance or achievement to differ materially from those anticipated. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for real properties; interest rate levels, the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated. This executed purchase contract is subject to various closing conditions, including but not limited to due diligence and satisfaction of audited results. These forward-looking statements include, among others, statements with respect to objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. These forward-looking statements are based on our current expectations. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise. For further information on factors that could impact Hubilu Venture Corporation, reference is made to filings with the Securities and Exchange Commission.

Contact:

Tracy Black

310.420.9599

tracy@hubilu.com

www.hubilu.com

David Behrend, CEO

310-308-7887

david@hubilu.com

TW: @hubiluventure

IG: hubiluventure